UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2013
Date of Report (Date of earliest event reported):

Rouse Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35278	90-0750824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 608-5108
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 16, 2013, Rouse Properties, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) disclosing the Company’s December 11, 2013 acquisition of two enclosed regional malls (Chesterfield Towne Center in Richmond, Virginia and The Centre at Salisbury in Salisbury, Maryland) for an aggregate purchase price of approximately $292.5 million.  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company hereby amends the Initial Report to provide the historical financial statements and pro forma financial information required by Items 9.01(a) and (b).

(a) Financial Statements of Businesses Acquired

Description
Chesterfield Towne Center
Independent Auditors' Report

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012

Notes to the Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012

The Centre at Salisbury
Independent Auditors' Report

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012

Notes to the Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012

(b) Pro Forma Financial Information

Description
Pro Forma Consolidated Balance Sheet as of September 30, 2013 (unaudited)
Notes to the Pro Forma Consolidated Balance Sheet as of September 30, 2013 (unaudited)

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013 (unaudited)
Notes to the Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013 (unaudited)

Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2012 (unaudited)
Notes to the Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2012 (unaudited)

(c) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUSE PROPERTIES, INC.

	By:	/s/ John Wain
Name: John Wain
Title: Chief Financial Officer

Date: February 14, 2014

Exhibit Index

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP

Description	Page
Chesterfield Towne Center
Independent Auditors' Report	F-2

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012	F-3

Notes to the Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012	F-4

The Centre at Salisbury
Independent Auditors' Report	F-6

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012	F-7

Notes to the Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012	F-8

Pro Forma Financial Information

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Rouse Properties, Inc.
New York, New York

We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of Chesterfield Towne Center (the “Property”) for the year ended December 31, 2012 and the related notes (the “historical summaries”).

Management's Responsibility for the Historical Summaries

Management is responsible for the preparation and fair presentation of the historical summaries in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summaries that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the historical summaries based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summaries. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property's preparation and fair presentation of the historical summaries in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summaries.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the historical summaries, which describes that the accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP
February 13, 2014

CHESTERFIELD TOWNE CENTER

 Historical Summaries of Gross Income and

Direct Operating Expenses

	Nine Months ended September 30, 2013 (Unaudited)	Year Ended December 31, 2012
Gross income:

Minimum rents	$8,459,853	$11,061,388

Tenant recoveries	4,635,899	5,829,016

Overage rents	23,449	149,532

Other	299,131	614,118

Total gross income	13,418,332	17,654,054

Direct operating expenses:

Real estate taxes	877,963	1,164,092

Property operating expenses	3,190,361	4,293,029

Interest	3,958,121	1,536,853

Total direct operating expenses	8,026,445	6,993,974

Excess of gross income over direct operating expenses	$5,391,887	$10,660,080

See accompanying notes to historical summaries of gross income and direct operating expenses.

CHESTERFIELD TOWNE CENTER

Notes to the Historical Summaries of Gross Income and

Direct Operating Expenses

(1)	Business
Chesterfield Towne Center (the "Property")  is located in Richmond, Virgina. The Property has approximately 1,016,000 square feet (unaudited) of gross leasable area of retail space and was approximately 91.9% occupied (unaudited) at December 31, 2012. Rouse Properties, Inc. (“Rouse”), through the wholly owned subsidiary RPI Chesterfield LLC ("RPI Chesterfield"), acquired the Property on December 11, 2013 from Macerich Chesterfield LLC ("Macerich Chesterfield").

(2)	Basis of Presentation
The Historical Summaries of Gross Income and Direct Operating Expenses ("Historical Summaries") have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S‑X promulgated under the Securities Act of 1933, as amended, and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summaries have been prepared on the accrual basis of accounting, which requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)	Gross Income
The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for real estate tax, and property operating expenses. Revenue related to these reimbursed expenses is recognized on a gross basis as the Property is generally the primary obligor.  Furthermore, the revenue is recorded in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight‑line basis. Related adjustments impacted base rental income by $325,530 (unaudited) for the period ended September 30, 2013 and $324,696 for the year ended December 31, 2012.

Minimum rents to be received from retail tenants under operating leases, with remaining lease terms ranging through 2050, as of December 31, 2012, are as follows:

Year	Amount
2013	$9,395,779
2014	7,858,468
2015	6,434,558
2016	6,181,643
2017	5,595,807
Thereafter	15,262,976
Total	$50,729,231

(4)	Direct Operating Expenses
Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and professional fees are excluded from the  Historical Summaries.

CHESTERFIELD TOWNE CENTER

Notes to the Historical Summaries of Gross Income and

Direct Operating Expenses

(5)	Related-Party Transactions
Macerich Property Management Company ("Manager"), an affiliate of Macerich Chesterfield LLC, provided property management services to the Property.  Manager established an agreement with the Property in which the Property would pay a management fee of 1.5% of gross receipts.  The Property incurred management fees of $121,422 (unaudited) and $163,463, which are included in property operating expenses, for the period ended September 30, 2013 and the year ended December 31, 2012, respectively.

(6)	Interest Expense
Through the acquisition of the Property, Rouse assumed the mortgage loan secured by the Property. Macerich Chesterfield obtained this mortgage loan in September 2012.  The loan had an original balance of $110.0 million and an outstanding balance of approximately $109.7 million at the time of the acquisition.   As of September 30, 2013 and December 31, 2012, the outstanding balance was $110.0 million and $110.0 million, respectively.  The loan bears an interest rate of 4.75%, and has a maturity date of October 1, 2022. The mortgage loan has the following scheduled amortization payments as of December 31, 2012 and for the next five years and thereafter:

Year	Amount
2013	$277,593
2014	1,712,366
2015	1,795,408
2016	1,882,477
2017	1,973,770
Thereafter	102,358,386
Total	$110,000,000

(7)      Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business. Rouse is not aware of any pending legal proceedings of which the outcome is reasonably possible to have a material effect on the Property’s results of operations.

Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. Rouse has not been notified by any governmental authority of any non-compliance, liability, or other claim. Rouse is not aware of any other environmental matters which it believes is reasonably possible to have a material effect on the Property’s results of operations.

(8)      Subsequent Events

Subsequent to December 31, 2012 and through February 13, 2014, the date through which management evaluated subsequent events and on which date the Historical Summaries were issued, management did not identify any subsequent events requiring additional disclosure.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Rouse Properties, Inc.
New York, New York

We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of The Centre at Salisbury (the “Property”) for the year ended December 31, 2012 and the related notes (the “historical summaries”).

Management's Responsibility for the Historical Summaries

Management is responsible for the preparation and fair presentation of the historical summaries in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summaries that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the historical summaries based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summaries. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property's preparation and fair presentation of the historical summaries in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summaries.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the historical summaries, which describes that the accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP
February 13, 2014

THE CENTRE AT SALISBURY

Combined Historical Summaries of Gross Income and

Direct Operating Expenses

	Nine Months ended September 30, 2013 (Unaudited)	Year Ended December 31, 2012
Gross income:

Minimum rents	$6,953,552	$9,507,562

Tenant recoveries	3,549,223	4,824,362

Overage rents	35,259	180,484

Other	229,210	379,344

Total gross income	10,767,244	14,891,752

Direct operating expenses:

Real estate taxes	1,368,334	1,734,672

Property operating expenses	2,462,659	3,356,734

Interest	5,048,490	6,768,306

Total direct operating expenses	8,879,483	11,859,712

Excess of gross income over direct operating expenses	$1,887,761	$3,032,040

See accompanying notes to the combined historical summaries of gross income and direct operating expenses.

THE CENTRE AT SALISBURY

Notes to the Combined Historical Summaries of Gross Income and

Direct Operating Expenses

(1)	Business
The Centre at Salisbury (the “Property”) is located in Salisbury, Maryland. The Property has approximately 862,000 square feet (unaudited) of gross leasable area of retail space and was approximately 96.3% occupied (unaudited) at December 31, 2012. Rouse Properties, Inc. (“Rouse”), through the wholly owned subsidiaries RPI Salisbury Mall, LLC (“Salisbury Mall”) and RPI Salisbury Borrower, LLC (“Salisbury Borrower”), acquired the Salisbury Mall and assumed its respective mortgage on December 11, 2013 from Macerich Salisbury GL, LLC and Macerich Salisbury B, LCC.

(2)	Basis of Presentation
The Combined Historical Summaries of Gross Income and Direct Operating Expenses ("Historical Summaries") have been prepared for the purpose of complying with Rule 3‑14 of the Securities and Exchange Commission (SEC) Regulation S‑X promulgated under the Securities Act of 1933, as amended, and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summaries include the combined accounts of Macerich Salisbury GL, LLC and Macerich Salisbury B, LLC.  The Historical Summaries have been prepared on the accrual basis of accounting, which requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)	Gross Income
The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for real estate tax and property operating expenses. Revenue related to these reimbursed expenses is recognized on a gross basis as the Property is generally the primary obligor.  Furthermore, the revenue is recorded in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight‑line basis. Related adjustments impacted base rental income by $(1,203) (unaudited) for the period ended September 30, 2013 and $62,549 for the year ended December 31, 2012.

Minimum rents to be received from retail tenants under operating leases, with remaining lease terms ranging through 2023, as of December 31, 2012, are as follows:

Year	Amount
2013	$8,855,864
2014	7,596,974
2015	6,630,024
2016	5,237,922
2017	3,651,593
Thereafter	7,955,534
Total	$39,927,911

(4)	Direct Operating Expenses
Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and professional fees are excluded from the  Historical Summaries.

THE CENTRE AT SALISBURY

Notes to the Combined Historical Summaries of Gross Income and

Direct Operating Expenses

(5)	Related-Party Transactions
Macerich Property Management Company ("Manager"), an affiliate of Macerich Salisbury GL, LLC provided property management services to the Property.  Manager established an agreement with the Property in which the Property would pay a management fee of 1.5% of gross receipts.  The Property incurred management fees of $104,821 (unaudited) and $144,361, which are included in property operating expenses, for the period ended September 30, 2013 and the year ended December 31, 2012, respectively.

(6)	Interest Expense
Through the acquisition of the Property, Rouse assumed the mortgage loan secured by the Property. This mortgage loan had an original balance of $115.0 million and an outstanding balance of approximately $115.0 million at the time of the acquisition.   As of December 31, 2012, the outstanding balance was approximately $115.0 million.  The loan bears an interest rate of 5.79%, is interest-only through maturity, and has a maturity date of May 1, 2016.

(7)	Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business. Rouse is not aware of any pending legal proceedings of which the outcome is reasonably possible to have a material effect on the Property’s results of operations.

Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. Rouse has not been notified by any governmental authority of any non-compliance, liability, or other claim. Rouse is not aware of any other environmental matters which it believes is reasonably possible to have a material effect on the Property’s results of operations.

(8)	Subsequent Events

Subsequent to December 31, 2012 and through February 13, 2014, the date through which management evaluated subsequent events and on which date the Historical Summaries were issued, management did not identify any subsequent events requiring additional disclosure.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated Balance Sheet

September 30, 2013

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions and financings had occurred on September 30, 2013.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2013, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant properties that were purchased and associated financings subsequent to September 30, 2013. The pro forma adjustments were made for the acquisitions of Chesterfield Towne Center, the The Centre at Salisbury, and the draw on our corporate revolver.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated Balance Sheet

September 30, 2013

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands)
Assets:

Investment in real estate:

Land	$314,728	$42,126	$356,854

Buildings and equipment (C)	1,334,746	251,525	1,586,271

Less accumulated depreciation	(135,229)	—	(135,229)

Net investment in real estate	1,514,245	293,651	1,807,896

Cash and cash equivalents	5,841	—	5,841

Restricted cash	50,898	1,110	52,008

Demand deposit from affiliate (D)	42,565	(12,837)	29,728

Accounts receivable, net	24,643	—	24,643

Deferred expenses, net	41,488	3,805	45,293

Prepaid expenses and other assets, net (C)	75,966	9,010	84,976

Total assets	$1,755,646	$294,739	$2,050,385

Liabilities:

Mortgages, notes and loans payable	$1,177,305	$279,745	$1,457,050

Accounts payable and accrued expenses, net (C)	92,702	14,994	107,696

Total liabilities	1,270,007	294,739	1,564,746

Commitments and contingencies	—	—

Equity:

Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at September 30, 2013 and December 31, 2012	—	—	—

Common stock: $0.01 par value; 500,000,000 shares authorized, 49,645,796 issued and 49,641,636 outstanding at September 30, 2013 and 49,246,087 issued and 49,235,528 outstanding at December 31, 2012	497	—	497

Class B common stock: $0.01 par value; 1,000,000 shares authorized, 0 and 359,056 issued and 0 and 359,056 outstanding at September 30, 2013 and December 31, 2012	—	—	—

Additional paid-in capital	571,465	—	571,465

Accumulated deficit	(86,434)	—	(86,434)

Total stockholders' equity	485,528	—	485,528

Non-controlling interest	111	—	111

Total equity	485,639	—	485,639

Total liabilities and equity	$1,755,646	$294,739	$2,050,385

See accompanying notes to the unaudited Pro Forma Consolidated Balance Sheet.

ROUSE PROPERTIES, INC.

Notes to the Pro Forma Consolidated Balance Sheet

September 30, 2013

(Unaudited)

(A)
The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2013 as filed with the Securities and Exchange Commission on its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

(B)	The pro forma adjustments column includes adjustments related to our significant acquisitions or mortgage financings which occurred after September 30, 2013 and are detailed below as follows:

	Chesterfield Towne Center	The Centre at Salisbury	Revolver Draw	Total Pro Forma Adjustments
		(In Thousands)
Land	$19,546	$22,580	$—	$42,126

Buildings and equipment	146,149	105,376	—	251,525

Restricted cash	360	750	—	1,110

Deferred expenses	2,421	1,384	—	3,805

Prepaid expenses and other assets	4,967	4,043	—	9,010

Mortgage, notes, and loans payable (1)	110,988	113,757	55,000	279,745

Account payable and accrued liabilities	8,613	6,381	—	14,994

(1) The Company assumed the respective mortgages loans associated to Chesterfield Towne Center and The Centre at Salisbury.  In addition $55.0 million was drawn on the Company's term loan revolver in order to fund the remaining proceeds required to complete the acquisition.

(C)
Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and subject to change.

(D)	Pro forma demand deposit with affiliate of $(12.8) million represents the net proceeds used to acquire Chesterfield Towne Center and the The Centre at Salisbury.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2013

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisitions and financings of the properties as indicated in Note (B) to the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2012.  Pro forma adjustments have been made for significant properties that were purchased or financed subsequent to December 31, 2012.  The pro forma adjustments were made for Chesterfield Towne Center, the The Centre at Salisbury, and the draw on our corporate revolver.

The unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2013, nor does it purport to represent future results of operations.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2013

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands, except per share amounts)
Revenues:

Minimum rents (C)	$119,296	$15,877	$135,173

Tenant recoveries	50,254	8,185	58,439

Overage rents	2,479	58	2,537

Other	4,161	528	4,689
Total revenues	176,190	24,648	200,838

Expenses:

Real estate taxes	18,300	2,246	20,546

Property maintenance costs	8,361	1,554	9,915

Marketing	2,032	316	2,348

Other property operating costs	43,831	3,606	47,437

Provision for doubtful accounts	364	177	541

General and administrative	15,675	—	15,675

Depreciation and amortization (C)	47,418	9,044	56,462

Other	2,052	—	2,052
Total expenses	138,033	16,943	154,976
Operating income	38,157	7,705	45,862

Interest income	492	—	492

Interest expense (D)	(59,305)	(10,100)	(69,405)

Loss before income taxes and discontinued operations	(20,656)	(2,395)	(23,051)

Provision for income taxes	(235)	—	(235)
Loss from continuing operations	(20,891)	(2,395)	(23,286)

Discontinued operations:

Loss from discontinued operations	(23,158)	—	(23,158)

Gain on extinguishment of debt	13,995	—	13,995

Discontinued operations, net	(9,163)	—	(9,163)

Net loss	$(30,054)	$(2,395)	$(32,449)

Loss from continuing operations per share - Basic and Diluted	$(0.42)	$(0.05)	$(0.47)

Net loss per share - Basic and Diluted	$(0.61)	$(0.05)	$(0.66)

Dividends declared per share	$0.39	$—	$0.39

See accompanying notes to the unaudited Pro Forma Consolidated Statement of Operations.

ROUSE PROPERTIES, INC.

Notes to the Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2013

(Unaudited)

(A)
The historical column represents the Company's Consolidated Statement of Operations for the nine months ended September 30, 2013 as filed with the Securities and Exchange Commission on its quarterly report on Form 10-Q for the quarter ended September 30, 2013.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired on January 1, 2012.

Total revenues and expenses for the nine months ended September 30, 2013 are based on information provided by the sellers for Chesterfield Towne Center and the The Centre at Salisbury.  Both Chesterfield Towne Center and the The Centre at Salisbury were purchased on December 11, 2013 and, as such, the pro forma adjustments represent the period from January 1, 2013 to September 30, 2013.  Furthermore, the Company drew down on its revolver as a result of the acquisitions and therefore reflected the adjustment associated with this transaction.

The pro forma adjustments for the nine months ended September 30, 2013 are composed of the following adjustments:

	Chesterfield Towne Center	The Centre at Salisbury	Revolver Draw	Total Pro Forma Adjustments
	(In thousands)
Revenues:
Minimum rents	$8,850	$7,027	$—	$15,877
Tenant recoveries	4,636	3,549	—	8,185
Overage rents	23	35	—	58
Other	299	229	—	528
Total revenues	13,808	10,840	—	24,648
Expenses:
Real estate taxes	878	1,368	—	2,246
Property maintenance costs	810	744	—	1,554
Marketing	185	131	—	316
Other property operating costs	2,135	1,471	—	3,606
Provision for doubtful accounts	60	117	—	177
General and administrative	—	—	—	—
Depreciation and amortization	5,123	3,921	—	9,044
Other	—	—	—	—
Total expenses	9,191	7,752	—	16,943
Operating income	4,617	3,088	—	7,705

Interest income	—	—	—	—
Interest expense	(4,013)	(5,064)	(1,023)	(10,100)
Loss before income taxes	604	(1,976)	(1,023)	(2,395)
Provision for income taxes	—	—	—	—
Net loss	$604	$(1,976)	(1,023)	$(2,395)

(C)	Depreciation or amortization expense is computed using the straight-line method based upon the following estimated useful lives:

ROUSE PROPERTIES, INC.

Notes to the Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2013

(Unaudited)

Years
Buildings and improvements	40
Equipment and fixtures	5 - 10
Tenant improvements	Shorter of useful life or applicable lease term

The portion of the purchase price allocated to above and below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(D)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms (amounts in thousands):

	Principal Balance	Interest Rate	Maturity Date	Market Rate Adjustment
Chesterfield Towne Center	$109,737	4.75%	October 2022	$1,251

The Centre at Salisbury	115,000	5.79	May 2016	(1,243)

Revolver Draw	55,000	2.48	November 2017	—

ROUSE PROPERTIES, INC.

Pro Forma Consolidated and Combined Statement of Operations

For the year ended December 31, 2012

(Unaudited)

The following unaudited Pro Forma Consolidated and Combined Statement of Operations is presented to give effect to the acquisitions and financings of the properties as indicated in Note (B) to the Notes to the Pro Forma Consolidated and Combined Statement of Operations as though they had occurred on January 1, 2012.  Pro forma adjustments have been made for significant properties that were purchased or financed subsequent to December 31, 2012.  The pro forma adjustments were made for Chesterfield Towne Center, the The Centre at Salisbury, and the draw on our corporate revolver.

The unaudited Pro Forma Consolidated and Combined Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2012, nor does it purport to represent future results of operations.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated and Combined Statement of Operations

For the year ended December 31, 2012

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands, except per share amounts)
Revenues:

Minimum rents (C)	$154,401	$21,188	$175,589

Tenant recoveries	68,181	10,653	78,834

Overage rents	6,050	330	6,380

Other	5,342	993	6,335

Total revenues	233,974	33,164	267,138

Expenses:

Real estate taxes	23,447	2,899	26,346

Property maintenance costs	14,084	2,108	16,192

Marketing	3,787	483	4,270

Other property operating costs	61,110	5,025	66,135

Provision for doubtful accounts	1,919	34	1,953

General and administrative	20,652	—	20,652

Depreciation and amortization (C)	71,090	12,060	83,150

Other	9,965	1,234	11,199

Total expenses	206,054	23,843	229,897

Operating income	27,920	9,321	37,241

Interest income	755	—	755

Interest expense (D)	(96,889)	(13,465)	(110,354)

Loss before income taxes	(68,214)	(4,144)	(72,358)

Provision for income taxes	(445)	—	(445)

Net loss	$(68,659)	$(4,144)	$(72,803)

Net loss per share - Basic and Diluted	$(1.49)	$(0.09)	$(1.58)

Dividends declared per share	$0.21	$—	$0.21

See accompanying notes to the unaudited Pro Forma Consolidated and Combined Statement of Operations.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated and Combined Statement of Operations

For the year ended December 31, 2012

(Unaudited)

(A)
The historical column represents the Company's Consolidated and Combined Statement of Operations for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on its Annual Report on Form 10-K for the year ended December 31, 2012.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired on January 1, 2012.

Total revenues and expenses for the year ended December 31, 2012 are based on information provided by the sellers for Chesterfield Towne Center and the The Centre at Salisbury.  Both Chesterfield Towne Center and the The Centre at Salisbury were purchased on December 11, 2013 and, as such, the pro forma adjustments represent the period from January 1, 2012 to December 31, 2012.  Furthermore, the Company drew down on its revolver as a result of the acquisitions and therefore reflected the adjustment associated with this transaction.

The pro forma adjustments for the year ended December 31, 2012 are composed of the following adjustments:

	Chesterfield Towne Center	The Centre at Salisbury	Revolver Draw	Total Pro Forma Adjustments
	(In thousands)
Revenues:

Minimum rents	$11,582	$9,606	$—	$21,188

Tenant recoveries	5,829	4,824	—	10,653

Overage rents	150	180	—	330

Other	614	379	—	993

Total revenues	18,175	14,989	—	33,164

Expenses:

Real estate taxes	1,164	1,735	—	2,899

Property maintenance costs	1,080	1,028	—	2,108

Marketing	275	208	—	483

Other property operating costs	2,963	2,062	—	5,025

Provision for doubtful accounts	(25)	59	—	34

General and administrative	—	—	—	—

Depreciation and amortization	6,831	5,229	—	12,060

Other (1)	545	689	—	1,234

Total expenses	12,833	11,010	—	23,843

Operating income	5,342	3,979	—	9,321

Interest income	—	—	—	—

Interest expense	(5,312)	(6,789)	(1,364)	(13,465)

Loss before income taxes	30	(2,810)	(1,364)	(4,144)

Provision for income taxes	—	—		—

Net loss	$30	$(2,810)	$(1,364)	$(4,144)

(1) Other expenses consist of acquisitions costs incurred as a result of these acquisitions.

(C)  Depreciation or amortization expense is computed using the straight-line method based upon the following estimated useful lives:

Years
Buildings and improvements	40

Equipment and fixtures	5 - 10

Tenant improvements	Shorter of useful life or applicable lease term

The portion of the purchase price allocated to above and below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(D)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms (amounts in thousands):

	Principal Balance Assumed	Interest Rate	Maturity Date	Market Rate Adjustment
Chesterfield Towne Center	$109,737	4.75%	October 2022	$1,251

The Centre at Salisbury	115,000	5.79%	May 2016	(1,243)

Revolver Draw	55,000	2.48%	November 2017	—